SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS DATED APRIL 30, 2020

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Units of Interest Under Group and Individual

Fixed and Variable Deferred Annuity Contracts

Portfolio Director® Plus, Portfolio Director 2, and Portfolio Director

For Series 1.00 to 12.00

For Series 1.20 to 13.20

For Series 1.40 to 12.40

For Series 1.60 to 12.60

Effective June 30, 2020, VALIC will terminate offering the Premium Enhancement Credit program. To qualify for the Premium Enhancement Credit, a new Portfolio Director account application must be received in good order by June 30, 2020, and the initial Eligible Deposit must be received in good order with an effective date on or before October 31, 2020. Account applications received after June 30, 2020 or deemed to be not in good order, or an initial Eligible Deposit received after October 31, 2020, will not be eligible for the program. We will continue to total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Eligible Deposit in order to meet any minimum requirement. Accordingly, if a Participant makes an initial Eligible Deposit on the last day of the offering period, October 31, 2020, that is less than the minimum requirement, the Participant will have 90 days, through January 29, 2021, to make additional Eligible Deposits that meet the minimum requirement in order to receive the Premium Enhancement Credit.

Dated: June 24, 2020

Please keep this Supplement with your Prospectus